SCUDDER
                                                                     INVESTMENTS

Scudder Japanese Equity Fund

Class S

Supplement to the fund's currently effective prospectus
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The following information replaces similar disclosure regarding the fund's short-term redemption fee in the "Policies You Should Know About" section of the fund's prospectus:

The price at which you sell Class S shares of the fund is also the class' NAV, minus a 2.00% redemption/exchange fee on shares owned for less than six months. You won't be charged this fee if you purchase your Class S shares by exchange from Class S shares of The Japan Fund, Inc., if you are investing in certain employee-sponsored retirement plans that are set up directly with Scudder Investments or on shares purchased for accounts opened pursuant to "black box wrap fee programs" that have been preapproved by the fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level. If your employer-sponsored plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee may apply. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.










August 21, 2003